Share-based payments	12 Months Ended
Jan. 03, 2021
Disclosure of share-based payment arrangements [text block] [Abstract]
Share-based payments
22.	Share-based payments

As disclosed in Note 1.d and 2.v, the Group grants a compensation plan based on Betterware’s shares to certain directors as well as executives. The plans were authorized at the Board of Directors’ Meeting on July 30, 2020, in which it was established that to obtain the rights to the corresponding shares of the Group, there should be a performance metric based on EBITDA (Earnings before interest, taxes, depreciation and amortization) and their continuance at Betterware, which will be delivered based on the particular compensation plans of each individual.

For the 2020 period, the expense associated with share-based payment awards was recognized in the consolidated statement of profit or loss and other comprehensive income for $32,910 (see Note 25), with a corresponding increase in equity.